Exhibit 99.1

PRESS RELEASE

CONTACT: Access National Corporation Michael Clarke, President & CEO 703-871-2100	FOR IMMEDIATE RELEASE: 1/25/2017
Middleburg Financial Corporation Gary R. Shook, President & CEO 540-687-4801

Veteran Banking Executive, David J. Leudemann, Joins Middleburg Bank as Executive Vice President, Market Executive Overseeing Commercial Banking

Reston and Middleburg, VA — Access National Corporation (NASDAQ: ANCX) ("Access" or the "Company") and Middleburg Financial Corporation (NASDAQ: MBRG) ("Middleburg"), holding company for Access National Bank and Middleburg Bank, respectively, are pleased to announce the addition of David J. Leudemann to the Middleburg Bank Executive Team, serving as the Executive Vice President - Market Executive who will oversee commercial banking for Middleburg Bank.  Mr. Leudemann will remain in a leadership role once the two organizations complete the pending merger, slated for second quarter 2017.
Mr. Leudemann has a long and illustrious banking career spanning over thirty years, most recently serving as the Dulles Corridor Market President for BB&T. Management of both Access National Bank and Middleburg Bank believe that Mr. Leudemann's experience and leadership will create a stronger commercial-focused conduit between the two successful organizations upon their combination. In his new role at Middleburg Bank, Mr. Leudemann will help the organization maximize the opportunities presented by the pending merger with focus on bringing industry specific, locally delivered expertise to Loudoun's business community including government contract lending, asset based lending, medical practice financing, SBA 504 and M&A financing.  As both a Loudoun County market expert and resident, Mr. Leudemann views this rare local leadership role as an opportunity to positively impact the economy by investing in his own community. He currently serves on the Board of Directors for the Dulles Regional Chamber of Commerce and for Northern Virginia Family Service and is a member of the Committee for Dulles. He formerly served on the boards of several large nonprofits.
 "The addition of Mr. Leudemann to the Middleburg team, coupled with investments in sophisticated online banking technologies to more effectively serve the government contracting sector and other commercial industries signifies an organizational recalibration hinged on delivering diversified capabilities," stated John C. Lee, Chairman of the Board of Middleburg Financial Corporation and who will serve as Chairman of the combined organization upon completion of the merger. Mr. Lee is a highly respected executive in the data center industry who founded Lee Technologies, Inc., now Schneider Electric, which supports Fortune 1000 companies and government agencies, and he currently serves on the Board of the Northern Virginia Technology Council.

"We feel very fortunate to have a banker of David's caliber join our dynamic organization following completion of the pending merger and contribute his commercial expertise," stated Michael W. Clarke, CEO of Access National Corporation. "The hiring of David is an important next step to realizing our merger objectives announced in October 2016 where we remain committed to preserving the 92-year old Middleburg brand heritage and its loyal client base, while being able to offer expanded commercial banking capabilities along with true concierge private banking and wealth services to the broader Loudoun market," continued Mr. Clarke.

The merger of Access National Corporation and Middleburg Financial Corporation, announced on October 24, 2016, represents the melding of two distinctive organizations to create Virginia's premier bank with enhanced scale, improved efficiency and a well-diversified business model. The two companies have highly complementary businesses and geographic footprints. The anticipated mutual benefits of the merger for both organizations enables them to double in size, while Access National Bank will be able to further expand expertise in wealth management and private banking services, and Middleburg Bank will have additional capabilities in commercial lending and mortgage banking. Additionally, the two organizations are seeking to further strengthen their combination by hiring top talent to amplify the team of the combined organization after the merger. Mr. Leudemann's appointment along with the potential hiring of other experienced well-known bankers reflects the organization's commitment to aligning skilled staff with specific business lines.

About Access National Corporation.
Access National Corporation is the parent company of Access National Bank, a nationally chartered bank reporting assets of $1.4 billion based in Reston, Virginia. Access provides on-target financial services to middle market companies and their leadership in select industries around the National Capital Region. The focus is on operating companies reporting $1-100 million in revenue. The Company recently reported its 66th consecutive quarter of profitability over its history of 68 quarters or 17 years, and has declared consecutive quarterly dividends since the first quarter of 2006. Most recently, Access National was recognized for its consistent financial performance by the American Banker ranking #12 across the nation and ranked the highest among banking companies located in the Washington Metropolitan Market and across Virginia.

About Middleburg Financial Corporation.
Middleburg Financial Corporation is headquartered in Middleburg, Virginia and has two wholly owned subsidiaries, Middleburg Bank and Middleburg Investment Group, Inc. Middleburg Bank serves communities in Virginia with financial centers in Ashburn, Gainesville, Leesburg, Marshall, Middleburg, Purcellville, Reston, Richmond, Warrenton and Williamsburg. Middleburg Investment Group owns Middleburg Trust Company, which is headquartered in Richmond, Virginia with offices in Middleburg, Alexandria and Williamsburg.

About the Proposed Transaction and Where to Find It
As previously disclosed, Access and Middleburg have entered into an Agreement and Plan of Reorganization (the "Merger Agreement") pursuant to which Middleburg will merge with and into Access (the "Merger"). Access will be the surviving corporation in the Merger.

Investors are urged to review carefully and consider all public filings by Access and Middleburg with the Securities and Exchange Commission (the "SEC"), including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K. The documents filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. The documents filed by Access with the SEC may also be obtained free of charge at Access's website at www.accessnationalbank.com or by requesting them in writing to Access National Corporation, 1800 Robert Fulton Drive, Suite 300, Reston, Virginia 20191, Attention: Investor Relations. The documents filed by Middleburg with the SEC may also be obtained free of charge at Middleburg's website at www.middleburgbank.com or by requesting them in writing to Middleburg Financial Corporation, 111 West Washington Street, Middleburg, Virginia 20117, Attention: Investor Relations.

In connection with the Merger, Access has filed a registration statement on Form S-4 with the SEC which includes a preliminary joint proxy statement of Access and Middleburg and a preliminary prospectus of Access. A definitive joint proxy statement/prospectus will be sent to the shareholders of each company seeking the required shareholder approvals. Before making any voting or investment decision, investors and security holders of Access and Middleburg are urged to read carefully the entire definitive registration statement and definitive joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Information in this release is not a substitute for the registration statement or the joint proxy statement/prospectus. Free copies of these documents may be obtained as described above.

Access, Middleburg and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Access and Middleburg shareholders in connection with the proposed transaction. Information about the directors and officers of Access and their ownership of Access common stock is set forth in the definitive proxy statement for Access's 2016 annual meeting of shareholders, as previously filed with the SEC on April 18, 2016. Information about the directors and officers of Middleburg and their ownership of Middleburg common stock is set forth in the definitive proxy statement for Middleburg's 2016 annual meeting of shareholders, as previously filed with the SEC on April 12, 2016. Investors may obtain additional information regarding the interests of such participants by reading the definitive registration statement and the definitive joint proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described above.

Forward-Looking Statements.
The information presented herein contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Access's and Middleburg's expectations or predictions of future financial or business performance or conditions. Forward-looking statements may be identified by words such as "may," "could," "will," "expect," "believe," "anticipate," "forecast," "intend," "plan," "prospects," "estimate," "potential," or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements in this communication may include, but are not limited to, statements about project impacts of and financial results generated by the Merger. Forward-looking statements speak only as of the date they are made and Access and Middleburg assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Access's and Middleburg's reports filed with the Securities and Exchange Commission and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger; delays in closing the Merger; changes in asset quality and credit risk; changes in interest rates and capital markets; the introduction, timing and success of business initiatives; competitive conditions; and the inability to recognize cost savings or revenues or to implement integration plans associated with the Merger.

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